Prospectus Supplement
JOHN HANCOCK BOND TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
JOHN HANCOCK CAPITAL SERIES
JOHN HANCOCK CURRENT INTEREST
JOHN HANCOCK FUNDS II
JOHN HANCOCK FUNDS III
JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK STRATEGIC SERIES
Supplement dated July 28, 2026 to the current Prospectus, as may be supplemented (the Prospectus)
Effective immediately, in the “Your account” section of the Prospectus under the heading “Transaction policies”, the below is amended and restated in its entirety in each fund’s Prospectus as follows:
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. Redemption in-kind transactions conducted for portfolio management purposes are not subject to the market timing and disruptive trading policy. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock, and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.

Statement of Additional Information Supplement
John Hancock Funds II (the Trust)
Supplement dated July 28, 2026 to the current Statement of Additional Information, as may be supplemented (the SAI)
Effective immediately, under the heading “SPECIAL REDEMPTIONS”, the below is amended and restated in its entirety in the SAI as follows:
Although it would not normally do so, each fund has the right to pay the redemption price of its shares in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells any securities received in a redemption of fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the fund’s net asset value. However, Multimanager Lifestyle Aggressive Portfolio, Multimanager Lifestyle Balanced Portfolio, Multimanager Lifestyle Conservative Portfolio, Multimanager Lifestyle Growth Portfolio and Multimanager Lifestyle Moderate Portfolio have each elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, a fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund’s NAV at the beginning of such period.
A fund may elect to honor a shareholder’s request for the fund to pay in kind for redemptions in an attempt to manage any liquidity needs, to manage and optimize its portfolio composition, to offset transaction costs associated with portfolio transactions, and/or to more efficiently manage its portfolio. The securities provided to investors in an in-kind redemption may be a pro-rata portion of the fund’s portfolio or a non-pro-rata portion of the fund’s portfolio selected by the Advisor based upon various circumstances and subject to the fund’s policies and procedures and any applicable laws or regulations. If the securities provided to investors in an in-kind redemption are a non-pro-rata portion of the fund’s portfolio, it will only include securities that have been disclosed in the fund’s most recent public portfolio holdings disclosure.
The Trust has adopted procedures regarding pro rata redemptions in kind by affiliates (the “Affiliated In-Kind Procedures”) and has also adopted procedures regarding the use of custom baskets to financial institutions in connection with optimizing portfolio management objectives.
It is the position of the SEC that the 1940 Act prohibits an investment company, such as each fund, from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in-kind distribution of portfolio securities. However, under a no-action letter issued by the SEC staff, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Affiliated In-Kind Procedures, which are intended to conform to the requirements of this no-action letter, allow for in-kind redemptions by fund and affiliated fund shareholders subject to specified conditions outlined in such letter.
You should read this supplement in conjunction with the SAI and retain it for your future reference.
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock, and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.